Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Thomas J. Jansen, VP Finance and Chief Financial Officer of RBS Global, Inc. and Rexnord Corporation certify that:

1.               I have reviewed this quarterly report on Form 10-Q of RBS Global, Inc. and Rexnord Corporation;

2.               Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.               Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.               The registrants’ other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a - 15(e) and 15d - 15(e), for the registrants and have:

a)              Designed such disclosure or caused such disclosure controls and procedures to be designed under our supervision, controls and procedures to ensure that material information relating to the  registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)             Evaluated the effectiveness of the registrants’ disclosure controls and procedures, and presented in this our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)              Disclosed in this report any change in the registrants’ internal control over financial reporting that ocurred during the registrants’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrants’ internal control over financial reporting; and

5.               The registrants’ other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrants’ board of directors (or persons performing the equivalent functions):

a)              All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to affect the registrants’ ability to record, process, summarize and report financial information; and

b)             Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants’ internal control over financial reporting.

Date: August 10, 2004
	By:	/s/ THOMAS J. JANSEN
	Name:	Thomas J. Jansen
	Title:	VP Finance and Chief Financial Officer